                                 EXHIBIT 99.1
                      Letter of Election and Transmittal
                  For Each Outstanding Share of Common Stock
                                      of
                        Newport News Shipbuilding Inc.
                 Surrendered for 0.7193 Shares of Common Stock
                                      of
                         Northrop Grumman Corporation
                                      or
                       $67.50 Net to the Seller in Cash
Subject, in each case, to the Election and Proration Procedures and Limitations
 Described in the Information Statement/Prospectus and this Letter of Election and Transmittal Dated December 13, 2001
  Pursuant to the Merger with Purchaser Corp. I, a Wholly Owned Subsidiary of
                         Northrop Grumman Corporation

 STOCKHOLDERS WILL HAVE UNTIL JANUARY 18, 2002 TO ELECT THE RIGHT TO RECEIVE EITHER CASH OR STOCK PURSUANT TO THE MERGER.

                     The Exchange Agent for the Merger is:

                         MELLON INVESTOR SERVICES LLC

          By Mail:              By Overnight Delivery:         By Hand Delivery:

Mellon Investor Services LLC Mellon Investor Services LLC Mellon Investor Services LLC
 Reorganization Department    Reorganization Department    Reorganization Department
       P.O. Box 3301              85 Challenger Road              120 Broadway
 South Hackensack, NJ 07606        Mail Stop--Reorg                13th Floor
                              Ridgefield Park, NJ 07660        New York, NY 10271

                        DESCRIPTION OF SHARES ENCLOSED

----------------------------------------------------------------------------------------------------------------------
    Name(s) and Address(es) of Registered Holder(s)
(Please fill in, if blank, exactly as name(s) appear(s)                             Shares Enclosed
               on Share certificate(s))                               (Attach additional signed list if necessary)
----------------------------------------------------------------------------------------------------------------------
                                                                              Total Number of Shares
                                                                Certificate    Represented by Share  Number of Shares
                                                                Number(s)(1)    Certificate(s)(1)     Surrendered(2)
                                                               -------------------------------------------------------
                                                               -------------------------------------------------------
                                                               -------------------------------------------------------
                                                               -------------------------------------------------------
                                                               -------------------------------------------------------
                                                               -------------------------------------------------------
                                                               -------------------------------------------------------
                                                               -------------------------------------------------------
                                                               -------------------------------------------------------
                                                               -------------------------------------------------------
                                                               -------------------------------------------------------
                                                               Total Shares
                                                               -------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
 (1)Need not be completed by Book-Entry Stockholders.

 (2)Unless otherwise indicated, it will be assumed that all Shares represented by Share certificates delivered to the
    Exchange Agent are being surrendered hereby. See Instruction 4.

----------------------------------------------------------------------------------------------------------------------

IMPORTANT: YOU MAY MAKE AN ELECTION HEREIN AS TO THE FORM OF CONSIDERATION YOU WISH TO RECEIVE WITHOUT SURRENDERING YOUR NEWPORT NEWS STOCK CERTIFICATES. HOWEVER, UNTIL SUCH TIME AS SUCH CERTIFICATES ARE DULY SURRENDERED, YOU WILL NOT RECEIVE ANY MERGER CONSIDERATION. IF APPRAISAL RIGHTS ARE AVAILABLE TO YOU UNDER DELAWARE LAW AND YOU INTEND TO DEMAND APPRAISAL OF YOUR SHARES, DO NOT SURRENDER YOUR STOCK CERTIFICATES. IF APPRAISAL RIGHTS ARE AVAILABLE TO YOU AND YOU SURRENDER YOUR STOCK CERTIFICATES, YOU MAY BE DISQUALIFIED FROM BEING ENTITLED TO HAVE YOUR SHARES APPRAISED UNDER DEALAWARE LAW.

   DELIVERY OF THIS LETTER OF ELECTION AND TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE EXCHANGE AGENT. YOU MUST SIGN THIS LETTER OF ELECTION AND TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE W-9 FORM PROVIDED BELOW.

   THE INSTRUCTIONS CONTAINED WITHIN THIS LETTER OF ELECTION AND TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF ELECTION AND TRANSMITTAL IS COMPLETED.

   This Letter of Election and Transmittal is to be used by stockholders of Newport News Shipbuilding Inc. (a) if certificates for Newport News Shares (as such term is defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in Instruction 2 below) is utilized, if delivery of Newport News Shares is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility"), pursuant to the procedures set forth under "The Special Meeting--Surrender of Certificates and Payment Procedures" in the Information Statement/Prospectus, or (b) if a Newport News stockholder desires to make an election without surrendering such shares. Stockholders who deliver Newport News Shares by book-entry transfer are referred to herein as "Book-Entry Stockholders" and other stockholders who deliver Newport News Shares are referred to herein as "Certificate Stockholders."

   This Letter of Election and Transmittal is to be completed, signed and mailed or delivered by stockholders (as defined below) (and, unless a Newport News stockholder desires to make an election as to the form of consideration without surrendering shares, is to be accompanied by stock certificates) to the Exchange Agent. See Instruction 1.

   DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT FOR THIS MERGER (AS DEFINED HEREIN).


                                        Election*
                   Box A:  (See General Instructions 2 and 12)
                  ------   -----------------------------------

 Please list the total number of certificated Newport News Shares held by you:
                                                                                                      ----

 Check here if you are electing to receive cash for your certificated Newport News Shares:
                                                                                                      ----

Check here if you are electing to receive Northrop Grumman Shares for your certificated Newport
  News Shares:
                                                                                                      ----

 Check here if you are not making any election with respect to your certificated Newport News Shares:
                                                                                                      ----

 Number of certificated shares surrendered, if any:
                                                                                                      ----

                     Box B:  Dividend Reinvestment Election*
                    ------   -------------------------------

Check here if you are electing to receive cash with respect to ALL dividend reinvestment shares:
                                                                                                 ----

Check here if you are electing to receive Northrop Grumman Shares with respect to ALL dividend reinvestment shares:
                                                                                                 ----

Check here if you are not making any election with respect to your dividend reinvestment shares:
                                                                                                 ----
Check here if you are surrendering ALL dividend reinvestment shares:
                                                                                                 ----

[_]CHECK HERE IF NEWPORT NEWS SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
   MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

  Name of Surrendering Institution: ___________________________________________

  DTC Account Number: _________________________________________________________

  Transaction Code Number: ____________________________________________________

* If stockholders are surrendering shares of Newport News common stock, stockholders are required to make the same election for all Newport News Shares surrendered pursuant to a single letter of election and transmittal. Stockholders who desire to make a cash election for a portion of their Newport News Shares and a Northrop Grumman stock election for their remaining shares must complete an additional letter of election and transmittal.

                   NOTE: SIGNATURES MUST BE PROVIDED BELOW.
     PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS LETTER OF ELECTION AND
                            TRANSMITTAL CAREFULLY.

Ladies and Gentlemen:

   The Stockholder(s) whose signature(s) appear(s) below (for purposes hereof, the "Stockholder") hereby surrenders the certificates described above representing formerly outstanding shares of common stock, $0.01 par value per share (the "Newport News Share"), of Newport News Shipbuilding Inc., a Delaware corporation ("Newport News"), converted in the merger (the "Merger") of Newport News with and into Purchaser Corp. I (the "Purchaser"), a Delaware corporation and a wholly owned subsidiary of Northrop Grumman Corporation ("Northrop Grumman"), into the right to receive either 0.7193 shares of Northrop Grumman common stock, $1.00 par value per share (the "Northrop Grumman Shares"), or $67.50 net in cash (subject, in each case, to the election and to the proration procedures and limitations described in the Information Statement/Prospectus, dated December 13, 2001 and this Letter of Election and Transmittal) and upon the terms and conditions of the Agreement and Plan of Merger, dated as of November 7, 2001 (the "Merger Agreement"), by and between Newport News, the Purchaser and Northrop Grumman. The terms of the merger, which will be consummated on January 18, 2002 are described in the Information Statement/Prospectus, dated December 13, 2001. The stockholder elects to have each of his or hers Newport News Share converted pursuant to one or more of the following three election options, in the manner indicated in Box A above:

    (A)Cash Election: The right to receive $67.50 per share in cash (subject to the election and proration procedures and limitations described in the Information Statement/Prospectus and in this Letter of Election and Transmittal);

    (B)Stock Election: The right to receive 0.7193 shares of Northrop Grumman Common Stock (subject to the election and proration procedures and limitations described in the Information Statement/Prospectus and in this Letter of Election and Transmittal); or

    (C)No Election: The right not to make any election.

   You may make an election herein as to the form of consideration you wish to receive without surrendering your Newport News stock certificates. However, until such time as such certificates are duly surrendered, you will not receive any merger consideration. If appraisal rights are available to you under Delaware law and you intend to demand appraisal of your shares, do not surrender your stock certificates. If appraisal rights are available to you and you surrender your stock certificates, you may be disqualified from being entitled to have your shares appraised under Delaware law.

   The undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser, all right, title and interest in and to all of the Newport News Shares that are being transferred hereby, if any, (and any and all non-cash dividends, distributions, rights, other Newport News Shares or other securities issued or issuable in respect thereof on or after November 29, 2001 (collectively, "Distributions")) and irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such Newport News Shares transferred hereby, if any, (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to
(i) deliver certificates for such Newport News Shares (and any and all Distributions), or transfer ownership of such Newport News Shares (and any and all Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser, (ii) present such Newport News Shares (and any and all Distributions) for transfer on the books of Newport News, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Newport News Shares (and any and all Distributions), upon receipt by the Exchange Agent, as the Stockholder's agent, of the consideration therefor, for cancellation to the stock transfer agent of Newport News.

   The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Newport News Shares transferred hereby, if any, and all Distributions, that the undersigned owns the Newport News Shares transferred hereby, if any, and that such Newport News Shares and all Distributions are, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Newport News to be necessary or desirable to complete the sale, assignment and transfer of the Newport News Shares transferred hereby, if any, and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Exchange Agent for the account of the Purchaser all Distributions in respect of the Newport News Shares transferred hereby, if any, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, the Purchaser shall be entitled to all rights and privileges as owner of each such Distribution may reduce from the total consideration due, the amount or value of such Distribution as determined by the Purchaser in its sole discretion. The undersigned understands that payment for surrendered Newport News Shares, if any, will be made as promptly as practicable after the surrender of Shares is made in acceptable form. The undersigned hereby acknowledges that delivery of the enclosed Newport News Shares, if any, shall be effected and risk of loss and title to such Newport News Shares shall pass only upon proper delivery to the Exchange Agent.

   All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. The transfer, and the surrender of Newport News Shares transferred hereby, if any, is irrevocable.

   The undersigned understands that the valid surrender of Newport News Shares, if any, pursuant to any one of the procedures described in "The Special Meeting--Surrender of Certificates and Payment Procedures" in the Information Statement/Prospectus and in the Instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Merger.

   Subject to the Merger Agreement unless otherwise indicated under "Special Issuance Instructions," please issue the Northrop Grumman Shares or a check for cash (including any cash in lieu of fractional Northrop Grumman Shares), in the name(s) of the registered holder(s) appearing above under "Description of Shares Enclosed." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the Northrop Grumman Shares or a check for cash (including any cash in lieu of fractional Northrop Grumman Shares) to the address(es) of the registered holder(s) appearing above under "Description of Shares Enclosed." In the event that the boxes entitled "Special Issuance Instructions" and "Special Delivery Instructions" are both completed, please issue the Northrop Grumman Shares or a check for cash (including any cash in lieu of fractional Northrop Grumman Shares), in the name of, and deliver said certificates and return such certificates to, the person or persons so indicated.

           SPECIAL ISSUANCE INSTRUCTIONS                                  SPECIAL DELIVERY INSTRUCTIONS
          (See Instructions 1, 5, 6 and 7)                              (See Instructions 1, 5, 6 and 7)

  To be completed ONLY if the Northrop Grumman                  To be completed ONLY if certificates for the
  Common Shares or cash are to be issued in name of             Northrop Grumman Common Shares or cash are to
  someone other than the undersigned.                           be sent to someone other than the undersigned or to
                                                                the undersigned at an address other than that shown
                                                                under "Description of Shares Enclosed."

                                                                Mail Northrop Grumman Common Shares or cash
                                                                and/or certificates to:

                                                                Name
                                                                                 (Please Print)
  Issue Northrop Grumman Common Shares or cash,                 Address
  and/or certificate(s) to:
                                                                               (Include Zip Code)
  Name(s)
                   (Please Print)                             Is this a permanent address change?

  Address                                                     [_] Yes [_] No
                                                              (Check one box)
                 (Include Zip Code)

 (Taxpayer Identification or Social Security Number)

             (See Substitute Form W-9)


                                   IMPORTANT

                            STOCKHOLDERS SIGN HERE

                   (Also Complete Substitute Form W-9 Below)

  _____________________________________________________________________________
  _____________________________________________________________________________
                       (Signature(s) of Stockholder(s))

  Dated     , 200_

  (Must be signed by registered holder(s) exactly as name(s) appear(s) on the share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

  Name(s) _____________________________________________________________________

  _____________________________________________________________________________
                                (Please print)

  Name of Firm ________________________________________________________________

  Capacity (full title) _______________________________________________________
                              (see Instruction 5)

  Address _____________________________________________________________________

  _____________________________________________________________________________
                              (Include Zip Code)

  Daytime Area Code and Telephone Number ______________________________________

  Taxpayer Identification or Social Security Number ___________________________
                                                (See Substitute Form W-9)

                           GUARANTEE OF SIGNATURE(S)

                          (See Instructions 1 and 5)

                    FOR USE BY ELIGIBLE INSTITUTIONS ONLY,*
                   PLACE MEDALLION GUARANTEE IN SPACE BELOW

  Authorized Signature ________________________________________________________

  Name(s) _____________________________________________________________________

--------
 * Newport News can guarantee delivery of Restricted Stock.

                                 INSTRUCTIONS

             Forming Part of the Terms and Conditions of the Offer

   1. Guarantee of Signatures. No signature guarantee is required on this Letter of Election and Transmittal (a) if this Letter of Election and Transmittal is signed by the registered holder(s) (which term, for purposes of this Instruction 1, includes any participant in any of the Book-Entry Transfer Facility's systems whose name appears on a security position listing as the owner of the Newport News Shares) of Newport News Shares tendered herewith, if any, unless such registered holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" on the Letter of Election and Transmittal or (b) if such Newport News Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program (an "Eligible Institution"). In all other cases, all signatures on this Letter of Election and Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

   2. Delivery of Letter of Election and Transmittal and Shares. This Letter of Election and Transmittal is to be completed by stockholders of Newport News (a) either if Newport News Share certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of Newport News Shares is to be made by book-entry transfer pursuant to the procedures set forth herein and in "The Special Meeting--Surrender of Certificates and Payment Procedures" in the Information Statement/Prospectus or (b) if a Newport News stockholder desires to make an election without surrendering such shares. For a stockholder to validly transmit Newport News Shares pursuant to the Merger (a) a properly completed and duly executed Letter of Election and Transmittal, together with any required signature guarantees or an Agent's Message (in connection with book-entry transfer) and any other required documents, must be received by the Exchange Agent at one of its addresses set forth herein prior to the Expiration Date and (b) (i) certificates representing such Newport News Shares must be received by the Exchange Agent at one of such addresses set forth herein or
(ii) Newport News Shares must be delivered pursuant to the procedures for book-entry transfer set forth herein and in "The Special Meeting--Surrender of Certificates and Payment Procedures" in the Information Statement/Prospectus and a Book-Entry Confirmation must be received by the Exchange Agent.

   The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to, and received by, the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility transferring the Newport News Shares, that such participant has received and agrees to be bound by the terms of the Letter of Election and Transmittal and that the Purchaser may enforce such agreement against the participant.

   The signatures on this Letter of Election and Transmittal cover the Newport News Shares transferred hereby, if any.

   IF SHARES ARE BEING SURRENDERED PURSUANT TO THE TERMS HEREOF, THE METHOD OF DELIVERY OF THE NEWPORT NEWS SHARES, THIS LETTER OF ELECTION AND TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND RISK OF THE TRANSFERRING STOCKHOLDER. THE NEWPORT NEWS SHARES WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

   3. Inadequate Space. If the space provided herein under "Description of Shares Enclosed" is inadequate, the number of Newport News Shares enclosed, if any, and the share certificate numbers with respect to such Newport News Shares should be listed on a separate signed schedule attached hereto.

   4. Partial Tenders. (Not applicable to stockholders who transfer by book-entry transfer). If fewer than all the Newport News Shares evidenced by any Share certificate delivered to the Exchange Agent herewith are to be surrendered hereby, fill in the number of Newport News Shares that are to be surrendered in the box entitled "Number of Shares Surrendered." In any such case, new certificate(s) for the remainder of the Newport News Shares that were evidenced by the old certificates will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Election and Transmittal, as soon as practicable after the Expiration Date or the termination of the Offer. All Newport News Shares represented by certificates delivered to the Exchange Agent will be deemed to have been surrendered unless otherwise indicated.

   5. Signatures on Letter of Election and Transmittal; Stock Powers and Endorsements. If this Letter of Election and Transmittal is signed by the registered holder(s) of the Newport News Shares transferred hereby, if any, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

   If any of the Newport News Shares transferred hereby, if any, are held of record by two or more joint owners, all such owners must sign this Letter of Election and Transmittal.

   If any of the Newport News Shares transferred hereby, if any, are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Election and Transmittal and any necessary accompanying documents as there are different registrations of certificates.

   If this Letter of Election and Transmittal or any share certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of the authority of such person so to act must be submitted.

   If this Letter of Election and Transmittal is signed by the registered holder(s) of the Newport News Shares listed and transferred hereby, if any, no endorsements of share certificates or separate stock powers are required unless payment or certificates for Newport News Shares are to be issued in the name of a person other than the registered holder(s). Signatures on any such share certificates or stock powers must be guaranteed by an Eligible Institution.

   If this Letter of Election and Transmittal is signed by a person other than the registered holder(s) of the Newport News Shares evidenced by certificates listed and transferred hereby, if any, the share certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the share certificates. Signature(s) on any such share certificates or stock powers must be guaranteed by an Eligible Institution.

   6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, the Purchaser will pay all stock transfer taxes with respect to the transfer and sale of any Newport News Shares to it or its order pursuant to the Merger. If, however, delivery of the consideration in respect of the Merger is to be made, or (in the circumstances where permitted hereby) if transferred certificates for Newport News Shares are to be registered in the name of, any person other than the registered holder(s), or if transferred certificates are registered in the name of any person other than the person(s) signing this Letter of Election and Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such other person will be deducted from the overall consideration paid unless evidence satisfactory to the Purchaser of the payment of such taxes, or exemption therefrom, is submitted.

   Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the share certificates evidencing the Newport News Shares transmitted hereby, if any.

   7. Special Issuance and Delivery Instructions. If certificates for Northrop Grumman Shares or a check for cash (including any cash in lieu of fractional Northrop Grumman Shares) are to be issued in the name of and/or returned to, a person other than the signer of this Letter of Election and Transmittal or if a check is to be sent, and/or such certificates are to be returned, to a person other than the signer of this Letter of Election and Transmittal, or to an address other than that shown above, the appropriate boxes on this Letter of Election and Transmittal should be completed.

   8. Requests for Assistance or Additional Copies. Questions and requests for assistance or additional copies of the Information Statement/Prospectus, this Letter of Election and Transmittal and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent or Dealer Manager at their respective address and phone numbers set forth below, or from brokers, dealers, commercial banks or trust companies.

   9. Substitute Form W-9. Each transferring stockholder, if there is any, is required to provide the Exchange Agent with a correct Taxpayer Identification Number ("TIN"), generally the stockholder's social security or federal employer identification number, on Substitute Form W-9 below. Failure to file the Substitute Form W-9 may subject the transferring stockholder, if there is any, to a penalty of $50. In addition, payments of cash in exchange for Newport News Shares and, if applicable, in lieu of fractional Northrop Grumman Common Shares that are made to such stockholder with respect to Newport News Shares accepted pursuant to the Offer may be subject to backup withholding of 30.5% if the transferring stockholder, if there is any, fails to provide information on the Substitute Form W-9 or if otherwise required. If the transferring stockholder, if there is any, has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the transferring stockholder, if there is any, should check the box in Part 3 of the Substitute Form W-9 and sign and date both the Substitute Form W-9 and the "Certificate of Awaiting Taxpayer Identification Number." If the box in Part 3 is checked and the Exchange Agent is not provided with a TIN by the time of payment, the Exchange Agent must withhold 30.5% of all payments of cash thereafter until a TIN is provided to the Exchange Agent. The stockholder is required to give the Exchange Agent the social security number or employer identification number of the record owner of the Newport News Shares or the last transferee appearing on the stock powers attached to, or endorsed on, the Newport News Shares. If the Newport News Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

   10. Lost, Destroyed or Stolen Share Certificates. If any certificate(s) representing Newport News Shares has been lost, destroyed or stolen, the stockholder should promptly notify Newport News's Transfer Agent. The stockholder will then be instructed as to the steps that must be taken in order to replace the share certificate(s). Other than an election made pursuant to the terms hereof, this Letter of Election and Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen share certificates have been followed.

   11. Election and Proration Procedures. To properly complete Box A you must indicate the number of Newport News Shares owned by you and whether, with respect to such shares, you are electing to receive cash, stock, or you are not making any election and your name and address must be set forth in the column under the heading "Name and Address of Registered Holder(s)" and the number of each Newport News Share certificate that you are surrendering with this document, if any, must be written in the column under the heading "Certificate Number."

   If the elections by Newport News stockholders result in an oversubscription of either the cash consideration or the stock consideration, the procedure for proration set forth in the Prospectus will be followed by the Exchange Agent. Accordingly, there can be no assurance that your election will result in your receipt of your desired form of consideration. However, the form of consideration you receive may be closer to your desired choice than if you made no election.

   IMPORTANT: STOCKHOLDERS WILL HAVE UNTIL JANUARY 18, 2002 TO ELECT THE RIGHT TO RECEIVE EITHER CASH OR STOCK PURSUANT TO THE MERGER.

                           IMPORTANT TAX INFORMATION

   Certain stockholders (including, among others, corporations and certain foreign individuals) are not subject to backup withholding, but those stockholders should nevertheless file Substitute Form W-9 to avoid possible erroneous backup withholding. In order for a foreign individual to qualify as an exempt recipient, that stockholder must submit a Form W-8 BEN or successor form, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 BEN can be obtained from the Exchange Agent. See the enclosed Guidelines for Certificate of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

   Backup withholding is not an additional tax. Rather the tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

                  PAYER'S NAME: Mellon Investor Services LLC
--------------------------------------------------------------------------------

 SUBSTITUTE
                             Part 1--PLEASE PROVIDE YOUR TIN ------------------------------
 Form W-9                    IN THE BOX AT RIGHT AND CERTIFY     Social Security Number
                             BY SIGNING AND DATING BELOW         (If awaiting TIN write
 Department of the Treasury                                          "Applied For")
 Internal Revenue Service
                                                                           OR


                                                             ------------------------------
                                                             Employer Identification Number
                                                                 (If awaiting TIN write
                                                                     "Applied For")

 Payer's Request for Taxpayer Identification Number (''TIN")
Part 2--Certificate--Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued for me), and
(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
(3) I am a U.S. pe rson (including a U.S. resident alien).

Certification Instructions--You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax returns. However, if after being notified by the IRS that you are subject to backup withholding, you receive another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2). (Also see instructions in the enclosed Guidelines).

SIGNATURE ________________________________________________________ DATE  , 2001

Name (Please Print): __________________________________________________________

Address: ______________________________________________________________________

City, State & Zip Code: _______________________________________________________
Part 3--Awaiting TIN [_]
NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND IN BACKUP WITHHOLDING OF 30.5% OF ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAX PAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.
                   ------------------------------------------------------------
                   ------------------------------------------------------------
                   ------------------------------------------------------------

    YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.


            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

  I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
  (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number to the Exchange Agent by the time of payment, 30.5% of all reportable payments made to me thereafter will be withheld, but that such amounts will be refunded to me if I provide a properly certified Taxpayer Identification Number to the Exchange Agent within sixty (60) days if so requested.

  __________________________________________________________     ________, 2001
                        Signature                                     Date

  Name (Please Print): ________________________________________________________

   Questions and requests for assistance or additional copies of the Information Statement/Prospectus, this Letter of Election and Transmittal and other tender offer materials may be directed to the Information Agent as set forth below:

                   The Information Agent for the Merger is:

                            D. F. King & Co., Inc.
                                77 Water Street
                           New York, New York 10005

                Banks and Brokers Call Collect: (212) 269-5550
                   All Others Call Toll Free: (800) 758-5378